united states

securities and exchange commission

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant       ☐

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☐	Definitive Proxy Statement
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☐	Soliciting Material pursuant to § 240.14a-12

Synthesis Energy Systems, Inc.

(Name of the Registrant as specified in its Charter)

_______________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SYNTHESIS ENERGY SYSTEMS, INC.

Three Riverway, Suite 300

Houston, Texas 77056

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 1, 2015

___________________

You are cordially invited to attend the annual meeting of the stockholders of Synthesis Energy Systems, Inc., which will be held at 8:00 a.m. Central time on June 1, 2015, at our offices at Three Riverway, Suite 300, Houston, Texas 77056, for the following purposes:

1.	To elect eight directors;

2.	To amend our Certificate of Incorporation to authorize a class of preferred stock, consisting of 20,000,000 authorized shares, which may be issued in one or more series, with such rights, preferences, privileges and restrictions as shall be fixed by our Board of Directors;

3.	To ratify the selection of BDO USA, LLP to serve as our independent registered public accountants for the fiscal year ending June 30, 2015; and

4.	To consider and act on such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

If you were a stockholder at the close of business on April 6, 2015, you are entitled to notice of and to vote at the meeting. A stockholders’ list will be available at our offices, Three Riverway, Suite 300, Houston, Texas 77056, for a period of ten days prior to the meeting or any adjournment or postponement of the meeting. The stockholders’ list will also be available for inspection at the meeting.

Your vote is important. Whether or not you expect to attend the meeting, please sign and date the enclosed proxy card and return it to us promptly. A stamped envelope has been provided for your convenience. Alternatively, you may vote via the telephone or the Internet by following the instructions set forth on the enclosed proxy card. The prompt return of proxies will ensure a quorum and save us the expense of further solicitation.

By Order of the Board of Directors,

/s/ Robert Rigdon

Robert Rigdon
President and Chief Executive Officer

April	, 2015

SYNTHESIS ENERGY SYSTEmS, INC.

THREE RIVERWAY, Suite 300

HOUSTON, TEXAS 77056

PROXY STATEMENT

Our Board of Directors (the “Board”) is soliciting proxies for the annual meeting of our stockholders for the year ended June 30, 2014 (the “Annual Meeting”) to be held at our offices at Three Riverway, Suite 300, Houston, Texas 77056, on June 1, 2015, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying notice. This proxy statement and the accompanying proxy card are first being mailed to stockholders on or about April , 2015. Stockholders are urged to read carefully the material in this proxy statement.

QUESTIONS AND ANSWERS

Q:	Who can attend and vote at the Annual Meeting?

A:	You can attend and vote at the Annual Meeting if you were a stockholder at the close of business on the record date, April 6, 2015. On that date, there were 73,300,304 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

Q:	What am I voting on?

A:	You are voting on:

•	The election of eight directors;

•	An amendment to our Certificate of Incorporation (the “Certificate”) to authorize a class of preferred stock, consisting of 20,000,000 authorized shares, which may be issued in one or more series, with such rights, preferences, privileges and restrictions as shall be fixed by the Board; and

•	The ratification of BDO USA, LLP to serve as our independent registered public accountants for the fiscal year ending June 30, 2015.

Q:	How do I cast my vote?

A:	If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered the registered stockholder for those shares. As the registered stockholder, you have the right to vote those shares and we will send you the proxy materials and a proxy card. You should sign and return the mailed proxy card in the prepaid and addressed envelope that was enclosed with the proxy materials, and your shares will be voted at the meeting in the manner you direct. In the event that you return a signed proxy card on which no directions are specified, your shares will be voted as recommended by the Board on all matters, and in the discretion of the proxy holders as to any other matters that may properly come before the meeting or any postponement or adjournment of the meeting. We do not know of any other business to be considered at the meeting other than the proposals noted herein.

If your shares are registered in the name of a broker, bank or other nominee (typically referred to as being held in “street name”), you will receive instructions from your broker, bank or other nominee that must be followed in order for your broker, bank or other nominee to vote your shares per your instructions. Many brokerage firms and banks have a process for their beneficial holders to provide instructions via the Internet or over the telephone. If Internet or telephone voting is unavailable from your broker, bank or other nominee, please complete and return the enclosed voting instruction card in the addressed, postage paid envelope provided.

In the event you do not provide instructions on how to vote, your broker may not have authority to vote your shares. Under the rules that govern brokers who are voting with respect to shares that are held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Voting for the election of directors and the amendment to the Certificate would not be considered to be routine matters. See “Vote Required” following the proposal for further information.

If you hold shares through a broker, bank or other nominee and wish to be able to vote in person at the meeting, you must obtain a legal proxy from your broker, bank or other nominee and present it to the inspector of election with your ballot at the meeting.

Q:	What voting methods are available?

A:	We send proxy cards to all registered stockholders to enable them to vote their shares. Stockholders who submit a proxy card need not vote at the Annual Meeting. However, we will pass out written ballots to any registered stockholder or holder of a legal proxy who wishes to vote in person at the Annual Meeting. Alternatively, you may vote via the telephone or the Internet by following the instructions set forth on the enclosed proxy card.

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Q:	Can I vote by telephone or via the Internet?

A:	Yes, you may vote via the telephone or the Internet by following the instructions set forth on the enclosed proxy card.

Q:	Are the proxy materials available on the Internet?

A:	Pursuant to the rules of the Securities and Exchange Commission (the “SEC”), we are providing access to our proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of our proxy materials on the Internet. This proxy statement and a copy of our Annual Report on Form 10-K for the year ended June 30, 2014 are available on the “Investors” section of our web site at www.synthesisenergy.com. Additionally, and in accordance with SEC rules, we maintain the proxy materials on our website in a manner that will not infringe on your anonymity if you access them.

Q:	How does the Board recommend I vote on the proposal?

A:	The Board recommends you vote “FOR” each of the nominees to the Board, “FOR” the amendment to the Certificate to authorize a class of preferred stock, and “FOR” the ratification of our independent registered public accountants for the fiscal year ending June 30, 2015.

Q:	Can I revoke my proxy?

A:	Yes. If you are a registered stockholder, you can revoke your proxy at any time before it is exercised by: (i) submitting a properly signed proxy card with a more recent date; (ii) if you have voted via the Internet, by voting again via the Internet; (iii) giving written notice of your revocation before the Annual Meeting to Roger Ondreko, our Chief Financial Officer, at our offices, Three Riverway, Suite 300, Houston, Texas 77056; or (iv) attending the Annual Meeting and voting your shares in person.

If you are a beneficial owner, please refer to the voting instructions provided by your individual broker, bank, trustee or other nominee for their procedures for revoking or changing your vote.

Q:	Who will count the votes?

A:	One of our officers or our attorney will act as the inspector of the election and will count the votes.

Q:	Why is my proxy being solicited and who pays the cost for such solicitation?

A:	Because many stockholders are unable to attend the Annual Meeting, the Board solicits proxies to ensure that each stockholder has an opportunity to vote on all matters scheduled to come before the Annual Meeting. We will bear the costs of the proxy solicitation. In addition to solicitation by mail, our officers, directors and regular employees may solicit your proxy by telephone, by facsimile transmission or in person, for which they will not be compensated.

Q:	What is a quorum?

A:	A quorum is the presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock as of the record date. There must be a quorum for the Annual Meeting to be held. If you submit a valid proxy card or attend the Annual Meeting, your shares will be counted to determine whether there is a quorum. Abstentions and broker non-votes will be counted toward the quorum.

Q:	What happens if there is not a quorum at the Annual Meeting?

A:	Pursuant to our Amended and Restated Bylaws (the “Bylaws”), the Annual Meeting may be adjourned by the chairman of the Annual Meeting to reconvene at the same or some other place. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjournment shall be given to each stockholder of record entitled to vote at the Annual Meeting. If the adjournment is for less than 30 days, no additional notice will be delivered.

Q:	What vote is required to approve each item?

A:	Election of Directors. The eight nominees for election as directors at the Annual Meeting who receive the greatest number of votes cast by the stockholders, a plurality, will be elected as our directors. You may vote “FOR” all nominees or withhold your vote for any one or more of the nominees. Abstentions and broker non-votes will not affect the outcome of the election of directors. If you hold your shares through a broker, bank, trustee or other nominee and you do not instruct them on how to vote on this proposal, your broker or other nominee will not have authority to vote your shares.

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Amendment to the Certificate to Authorize a Class of Preferred Stock. The approval of the amendment to the Certificate to authorized a class of preferred stock requires the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting. For the approval of the amendment to the Certificate, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting. If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the effect of a vote “AGAINST” this amendment. If you hold your shares through a broker, bank, trustee or other nominee and you do not instruct them on how to vote on this proposal, your broker or other nominee will not have authority to vote your shares and such non-vote will have the effect of a vote “AGAINST” this amendment.

Ratification of BDO USA, LLP to serve as our independent registered public accountants for the fiscal year ending June 30, 2015. The affirmative vote of the holders of a majority of the shares of common stock entitled to vote and represented at the Annual Meeting, in person or by proxy, is required to approve the ratification of the independent registered public accountants for the fiscal year ending June 30, 2015. For the ratification of BDO USA, LLP to serve as our independent registered public accountants for the fiscal year ending June 30, 2015, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting. Abstentions will have the same effect as a vote “AGAINST” the ratification of our independent registered public accountants for the fiscal year ending June 30, 2015. Broker non-votes will have no effect on the approval of this proposal.

Q:	What does it mean if I get more than one proxy card?

A:	Your shares are probably registered in more than one account. You should vote each proxy card you receive. We encourage you to consolidate all your accounts by registering them in the same name, social security number and address. This can be accomplished by contacting your stock broker.

Q:	How many votes can I cast?

A:	On all matters, you are entitled to one vote per share of common stock.

Q:	When are stockholder proposals due for the Annual Meeting of Stockholders for the year ended June 30, 2015?

A:	See “Other Information – Stockholder Proposal Information” for a detailed summary of how to present proposals for the Annual Meeting of Stockholders for the year ended June 30, 2015.

Q:	Where can I find the voting results of the Annual Meeting?

A:	The preliminary voting results will be announced at the Annual Meeting. The final results will be published in a current report on Form 8-K to be filed promptly after the Annual Meeting.

Q:	Who can help answer my questions?

A:	If you have any questions or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact Roger Ondreko, our Chief Financial Officer, at 713-579-0600.

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You may receive a copy of our Annual Report on Form 10-K for the fiscal year ended June 30, 2014 and other information at no charge upon request directed to: Roger Ondreko, our Chief Financial Officer, Synthesis Energy Systems, Inc., Three Riverway, Suite 300, Houston, Texas 77056.

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FORWARD-LOOKING STATEMENTS

This proxy statement includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical fact are forward-looking statements. Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are the ability of our ZZ joint venture to effectively operate XE's methanol plant and produce methanol; the ability of our project with Yima to produce earnings and pay dividends; our ability to develop and expand business of the TSEC joint venture in the joint venture territory; our ability to successfully partner our technology business; our ability to develop our power business unit and marketing arrangement with GE and our other business verticals, including DRI steel, through our marketing arrangement with Midrex Technologies, and renewables; our ability to successfully develop the SES licensing business; events or circumstances which result in an impairment of assets, including, but not limited to, at our ZZ Joint Venture; our ability to reduce operating costs; our ability to make distributions and repatriate earnings from our Chinese operations; our limited history, and viability of our technology; commodity prices, including in particular methanol, and the availability and terms of financing; our ability to obtain the necessary approvals and permits for future projects; our ability to raise additional capital, if any, and our ability to estimate the sufficiency of existing capital resources; the sufficiency of internal controls and procedures; and our results of operations in countries outside of the U.S., where we are continuing to pursue and develop projects. Although we believe that in making such forward-looking statements our expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. We cannot assure you that the assumptions upon which these statements are based will prove to have been correct.

When used in this proxy statement, the words “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “estimate” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Because these forward-looking statements involve risks and uncertainties, actual results could differ materially from those expressed or implied by these forward-looking statements for a number of important reasons, including those discussed under “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and elsewhere in our Annual Report on Form 10-K for the year ended June 30, 2014 and our subsequently filed Quarterly Reports on Form 10-Q.

You should read these statements carefully because they discuss our expectations about our future performance, contain projections of our future operating results or our future financial condition, or state other “forward-looking” information. You should be aware that the occurrence of certain of the events described in this proxy statement could substantially harm our business, results of operations and financial condition and that upon the occurrence of any of these events, the trading price of our common stock could decline, and you could lose all or part of your investment.

We cannot guarantee any future results, levels of activity, performance or achievements. Except as required by law, we undertake no obligation to update any of the forward-looking statements in this proxy statement after the date hereof.

Proposal 1

ELECTION OF DIRECTORS

At the Annual Meeting, eight directors are to be elected. All nominees are currently directors. Each director is to hold office until the next annual meeting of stockholders or until his successor is elected and qualified. The persons designated as proxies on the accompanying proxy card intend, unless authority is withheld, to vote for the election of the nominees named below to the Board. If any nominee should become unavailable for election, the proxy may be voted for a substitute nominee as the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”) may recommend and the independent members of the Board may nominate, or the Board may be reduced accordingly. The Nominating and Corporate Governance Committee, which consists solely of directors that are independent within the meaning of Rule 5605 of the NASDAQ Listing Rules, recommended the nomination of the eight directors to the Board. Based on that recommendation, the Board nominated such directors for election at the Annual Meeting. The nominees have consented to be nominated and have expressed their intention to serve if elected. We have no reason to believe that any of the nominees will be unable to serve if elected to office and, to our knowledge, the nominees intend to serve the entire term for which election is sought. Only the nominees or substitute nominees designated by the Board will be eligible to stand for election as directors at the Annual Meeting.

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Nominees

Certain information regarding the nominees is set forth below:

Name	Age	Position	Director Since
Lorenzo Lamadrid (1), (2)	64	Chairman of the Board	2005
Robert Rigdon	56	President, Chief Executive Officer and Director	2009
Denis Slavich (1), (2), (3)	74	Director	2005
Harry Rubin (1), (2), (3)	62	Director	2006
Xu, Ziwang (3)	58	Director	2010
Gao, Feng	45	Vice Chairman of the Board	2012
Yang, Guang	49	Director	2012
Brown, Charles (3), (4)	56	Director	2014

(1)	Member of the Compensation Committee.
(2)	Member of the Nominating and Corporate Governance Committee.
(3)	Member of the Audit Committee.
(4)	Appointed to the Board in July 2014.

Lorenzo Lamadrid. Mr. Lamadrid has been the Chairman of the Board since April 2005. Since 2001, Mr. Lamadrid has been the Managing Director of Globe Development Group, LLC, a firm that specializes in the development of large scale energy, power generation, transportation and infrastructure projects in China and provides business advisory services and investments with a particular focus on China. Mr. Lamadrid was also a director of Flow International Corporation from January 2006 until its sale earlier this year. Mr. Lamadrid has been a member of the International Advisory Board of Sirocco Aerospace, an international aircraft manufacturer and marketer, since mid-2001. He previously served as President and Chief Executive Officer of Arthur D. Little, a management and consulting company, from 1999 to 2001, as President of Western Resources International, Inc. from 1996 through 1999 and as Managing Director of The Wing Group from 1993 through 1999. The Wing Group was a leading international electric power project-development company that was sold to Western Resources in 1999. Prior to that, he was with General Electric from 1984 to 1993 serving as corporate officer, Vice President and General Manager at GE Aerospace for Marketing and International Operations, and as General Manager of Strategic Planning and Business Development of GE’s International Sector. Prior to joining GE, Mr. Lamadrid was a senior Manager at the Boston Consulting Group where he worked from 1975 to 1984. Mr. Lamadrid’s experience in business development and management is a key attribute for us, and his background in overseas markets has provided him with valuable insights into our international focus.

Education: Mr. Lamadrid holds a dual bachelor’s degree in Chemical Engineering and Administrative Sciences from Yale University, an M.S. in Chemical Engineering from the Massachusetts Institute of Technology and an M.B.A. in Marketing and International Business from the Harvard Business School.

Directorships in the past five years: Flow International (2006 to 2014).

Robert Rigdon. Mr. Rigdon is our President and Chief Executive Officer and is also a director. Mr. Rigdon joined us as a director in August 2009, and has served as President and Chief Executive Officer since March 31, 2009. Prior to that, he served as Chief Operating Officer since November 2008 and as Senior Vice President of Global Development since May 2008, where he was responsible for overseeing all aspects of our current and future coal gasification projects worldwide. From June 2004 until joining us, Mr. Rigdon worked for GE Energy in a variety of capacities, including Manager—Gasification Engineering, Director—IGCC Commercialization, and Director—Gasification Industrials and Chemicals Business. For the 20 years previous to this, Mr. Rigdon worked for Texaco, and later ChevronTexaco, as an engineer and in the Worldwide Power & Gasification group, where he ultimately became Vice President—Gasification Technology for the group. As a result of his three decades working on gasification, Mr. Rigdon is experienced in the operational and marketing strategies that are key to our development and success.

Education: Mr. Rigdon is a mechanical engineer with a B.S. from Lamar University.

Directorships in the past five years: None, other than our Board.

Denis Slavich. Mr. Slavich has served as a director since November 2005. Mr. Slavich has over 35 years of experience in large scale power generation development. He is currently the Group Strategic Director-Finance of Astrata Group Pte Ltd, a privately held global telematics company headquartered in Singapore, and an international consultant, as well as an advisor and board member for a number of additional firms. He served as a director of China Advanced Construction Materials Group, Inc., a company traded on the NASDAQ, from September 2009 until May 2011. From 1998 to 2000, Mr. Slavich was the CFO and director of KMR Power Corporation and was responsible for the development of this international IPP company that developed projects in Columbia as well as other areas. From 2000 until 2002, he served as Vice President and CFO of BigMachines Inc., a software company. Mr. Slavich also served as acting President for Kellogg Development Corporation, a division of M.W. Kellogg, during 1997. From 1991 to 1995, Mr. Slavich was also a Vice President of Marketing for Fluor Daniel. From 1971 to 1991, Mr. Slavich served in various executive positions at Bechtel Group including Sr. VP, CFO, and director and Sr. VP and division manager of the International Power Division. In addition to his experience in power generation development, Mr. Slavich is experienced in finance and accounting matters and has extensive experience with financial statements.

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Education: Mr. Slavich received his Ph.D. from Massachusetts Institute of Technology, his M.B.A. from the University of Pittsburgh and his B.S. in Electrical Engineering from the University of California at Berkeley.

Directorships in the past five years: China Advanced Construction Materials Group, Inc. (2009 to 2011), Leading Edge Technologies (2001 to 2014), and Astrata Group (2011 to present).

Harry Rubin. Mr. Rubin has served as a director since August 2006. Mr. Rubin is currently Chairman of Henmead Enterprises, in which capacity he advises various companies regarding strategy, acquisitions and divestitures. He held board positions at a number of private and public companies such as the A&E Network, RCA/Columbia Pictures Home Video, the Genisco Technology Corporation and Image-Metrics Plc. He was a founding partner of the Boston Beer Company. In the 12 years prior to 2006, Mr. Rubin held various senior management roles in the computer software industry, including Senior Executive Vice President and Chief Operating Officer of Atari, and President of International Operations and Chief Financial Officer for GT Interactive Software. Mr. Rubin entered the computer software business in 1993 when he became Executive VP for GT Interactive Software as a start-up company, and played a leadership role in GT’s progression as the company went public in 1995 and became one of the largest industry players. Prior to 1993, he held various senior financial and general management positions at RCA, GE and NBC. Through his various management roles, Mr. Rubin has developed an in-depth knowledge and experience in strategic development that is key to our growth.

Education: He is a graduate of Stanford University and Harvard Business School.

Directorships in the past five years: 784 Park Avenue Realty, Inc. (December 2005 to present), Henmead Enterprises, Inc. (1991 to present), Image-Metrics Plc (December 2005 to April 2010).

Xu, Ziwang. Mr. Xu has served as a director since February 2010. Mr. Xu is currently the Chairman of CXC Capital, Inc. and CXC China Sustainable Growth Fund, companies which he founded in March of 2008 and which are based in Shanghai, China. From November of 2005 until founding CXC, he was a private investor in Shanghai and worked on the development of residential real estate projects. During this same time, he was an Advisory Director for Goldman Sachs in Beijing, China. From 1997 through 2005, he served as a Managing Director and Partner for Goldman Sachs in Hong Kong. He is also currently an Advisor with Clayton, Dubilier & Rice, a member of the Board of Overseers of the Fletcher School of Law and Diplomacy at Tufts University, and Vice Chairman, Alumni Association of Economics and Finance, of Fudan University in Shanghai, China. Additionally, he is a member of the Shanghai Comprehensive Economy Studies Council and the Shanghai International Cultural Council. Mr. Xu’s background in overseas markets and his experience in finance matters have provided him with valuable insights into our strategy.

Education: He holds a B.A. from East China Normal University and an M.A. in Economics from Fudan University and an M.A. in International Business from the Fletcher School of Law and Diplomacy at Tufts University.

Directorships in the past five years: CXC Capital, Inc. (2008 to present), Shanghai Ruibo New Energy Automobile Technology Company (2010 to present), Lubao New Energy Company (2007 to present).

Gao, Feng. Mr. Gao has served as Vice Chairman of the Board and a director since September 2012. He has been the Chairman and President of Hongye International Investment Group Co., Ltd. (“Hongye”) since 2007, which is headquartered in Beijing, China. Hongye is a private, diversified group operating in the energy and natural resources, finance and bio-pharmaceuticals industries. Mr. Gao has more than 20 years of experience in the coking and coal mining business. These include working as plant manager at coking plants and serving as chairman and mine manager of various coal mining companies in Inner Mongolia, China. Mr. Gao is currently serving as a Representative of the Wuhai Municipal People’s Congress, Committee Member of the China National Democratic Construction Association Inner Mongolia division, Vice Chairman and Vice President of the Federation of Industry and Commerce of Inner Mongolia, and Director of the China Enterprise Confederation. During Mr. Gao’s distinguished career, he has received numerous important awards, including “Moral Youth Model of China”, “Caring Entrepreneur of China” and “Honest and Trustworthy Entrepreneur in China”. Mr. Gao’s knowledge and skills with respect to Chinese business and financings makes a valuable contribution to the Board of Directors as we place more focus on our China platform initiative.

Directorships in the past five years: Hongye (2007 to present).

Yang, Guang.  Dr. Yang has served as a director since October 2012. Dr. Yang is the executive vice president of Hongye, general manager of the Hongye biomedical division, and the managing partner of Hongye SD Group, LLC in the United States. Dr. Yang founded Velox Pharmaceutical, Inc. in China in 2011 and serves as the Chairman and chief executive officer. Dr. Yang is also an advisory director of Nanjing Sharelink Capital Co., Ltd., a government venture fund company focusing on early stage investment in China. Earlier, Dr. Yang worked in the pharmaceutical industry as principle scientist and director for DuPont, GlaxoSmithKline, Roche-Chugai, and Mitsubishi-Tanabe. Dr. Yang has a Ph.D. in biochemistry from University of Maryland at College Park, a M.S. in organic chemistry from Bucknell University, and a B.S in polymer chemistry from University of Science and Technology of China.

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Directorships in the past five years:  None.

Charles Brown. Mr. Brown has served as a director since July 2014. Since October 2014, he has served as President and Chief Executive Officer, and a member of the board of directors, of Specified Air Solutions. Mr. Brown served as President and Chief Executive Officer of Flow International, Inc., and as a member of its board of directors, from July 2007 through January 2014, when Flow International was merged with and into Waterjet Holdings, Inc. Previously, Mr. Brown was the President and Chief Operating Officer of the Pump, Pool and Spa Divisions at Pentair, Inc. from April 2005 through October 2006. From August 2003 to February 2005, Mr. Brown was the President and Chief Operating Officer of the Pentair Tools Group (which was acquired by Black & Decker Corporation in 2004). Prior to that, Mr. Brown was the President/General Manager of Aqua Glass Corporation, a Masco Corporation company, from 1996 to August 2003. Mr. Brown has broad business experience which we believe will be an important addition to the Board.

Education: He holds a B.A. from Cornell University in Economics and Government and an M.B.A. from J.L. Kellogg Graduate School of Management at Northwestern University.

Directorships in the past five years: Flow International (2007-2014), Waterjet Holdings, Inc. (January 2014 to present), Specified Air Solutions (October 2014 to present).

Arrangement for Nomination of Directors

Pursuant to the terms of the Share Purchase Agreement between us and Hongye, Hongye received the right to nominate two persons to the Board for as long as they own or control at least 9% of our total issued and outstanding common stock (and the right to nominate one person to the Board if they own or control less than 9% but at least 5% of our total issued and outstanding common stock). In September 2012, Mr. Gao was appointed to the Board as a designee of Hongye and is nominated at the Annual Meeting by Hongye. In October 2012, Mr. Yang was appointed to the Board as a designee of Hongye and is nominated at the Annual Meeting by Hongye.

Vote Required

The eight nominees for election as directors at the Annual Meeting who receive the greatest number of votes cast by the stockholders, a plurality, will be elected as our directors. You may vote “FOR” all nominees, “AGAINST” all nominees or withhold your vote for any one or more of the nominees. Abstentions will not affect the outcome of the election of directors. If you hold your shares through a broker, bank, trustee or other nominee and you do not instruct them on how to vote on this proposal, your broker or other nominee will not have authority to vote your shares.

Board Recommendation

The Board recommends a vote “FOR” each nominee to the Board.

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INFORMATION CONCERNING OUR BOARD OF DIRECTORS

Communicating with the Board

Stockholders who wish to communicate to the Board should do so in writing to the following address:

[Name of Director(s) or Board of Directors]

Synthesis Energy Systems, Inc.

Attn: Secretary

Three Riverway, Suite 300

Houston, Texas 77056

All such communications are logged and those not deemed frivolous, threatening or otherwise inappropriate are forwarded to the Chairman of the Nominating and Corporate Governance Committee for distribution.

Board Member Attendance at Annual Meeting of Stockholders

Although we do not have a formal policy regarding attendance by members of the Board at our annual meeting of stockholders, we encourage directors to attend. Other than Robert Rigdon, none of our directors attended the Annual Meeting of Stockholders for the year ended June 30, 2013.

Director Independence

The Board has determined that the following members are independent within the meaning of Rule 5605 of the NASDAQ Listing Rules: Lorenzo Lamadrid, Denis Slavich, Harry Rubin, Xu Ziwang and Charles Brown.

Board Leadership Structure

Our Board believes that independent leadership is a critical component of our governance structure. Since 2006, our chairman and chief executive officer roles have been separate, and the Board continues to believe that this structure is appropriate at this time. By separating the roles of the chairman and chief executive officer, our chief executive officer can focus his time and energy on setting our strategic direction, overseeing daily operations, developing our future, and promoting employee engagement at all levels of the organization. Meanwhile, our independent chairman leads the Board in the performance of its duties by establishing agendas and ensuring appropriate meeting content, engaging with the chief executive officer and senior management team between Board meetings on business developments, and providing overall guidance to our chief executive officer as to the Board’s views and perspectives, particularly on our strategic direction. As a result of this, we do not believe that a separate lead independent director is necessary at this time. If the positions of chairman and chief executive officer are held by the same person in the future, the Board may select a lead director from among the independent directors.

Board Role in Risk Oversight

Our Board is responsible for oversight of us and our business, including risk management. Together with the Board’s standing committees, the Board is responsible for ensuring that material risks are identified and managed appropriately. The Board and its committees regularly review material strategic, operational, financial, compensation and compliance risks with our senior management. The Audit Committee of the Board (the “Audit Committee”) has oversight responsibility for financial risk (such as accounting, finance, internal controls and tax strategy), and also oversees compliance with applicable laws and regulations. The Compensation Committee of the Board (the “Compensation Committee”) oversees compliance with our compensation plans, and the Nominating and Corporate Governance Committee oversees compliance with our corporate governance principles. Each of the committees report to the Board regarding the areas of risk they oversee.

Meeting Attendance and Board Committees

Meetings of the Board. During the year ended June 30, 2014, the Board held four meetings. All directors attended at least 75 percent of the total meetings of the Board and the committees on which they served for the year ended June 30, 2014. We believe that attendance at meetings of the Board is only one criterion for judging the contribution of individual directors and that all directors have made substantial and valuable contributions.

Audit Committee. During the year ended June 30, 2014, the members of the Audit Committee were Xu Ziwang, Denis Slavich and Harry Rubin, with Denis Slavich serving as Chairman. Charles Brown was appointed to the Audit Committee in July 2014 in connection with his appointment to the Board. The Board has determined that Denis Slavich is an audit committee financial expert under Item 407(d) of Regulation S-K of the SEC. All of the members of the Audit Committee were and are independent within the meaning of Rule 5605 of the NASDAQ Listing Rules. The Audit Committee operates under a written charter adopted by the Board which is available under “Corporate Governance” at the “Investors” section of our website at www.synthesisenergy.com. The Audit Committee met seven times during the year ended June 30, 2014.

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The primary purpose of the Audit Committee is to assist the Board in overseeing (a) the integrity of our financial statements, (b) our compliance with legal and regulatory requirements, (c) the qualifications and independence of the independent registered public accountants and (d) the performance of our internal auditors (or other personnel responsible for the internal audit function).

Compensation Committee. During the year ended June 30, 2014, the members of the Compensation Committee were Lorenzo Lamadrid, Denis Slavich and Harry Rubin, with Mr. Rubin serving as Chairman. All of the members were and are independent within the meaning of Rule 5605 of the NASDAQ Listing Rules. The Compensation Committee operates under a written charter adopted by the Board which is available under “Corporate Governance” at the “Investors” section of our website at www.synthesisenergy.com. The Compensation Committee met five times during the year ended June 30, 2014.

The primary purpose of the Compensation Committee is to provide oversight on the broad range of matters surrounding the compensation of management, including recommending to the Board the compensation for our chief executive officer and approving the compensation and employee benefits for our other executive officers and employees. The Compensation Committee determines the total compensation (including the nature and amount of each element of the compensation) of Robert Rigdon, our President and Chief Executive Officer. Mr. Rigdon attends the meetings of the Compensation Committee regarding executive compensation for all other executive officers and discusses his recommendations with the Compensation Committee, including his evaluation of the performance of the other executive officers in arriving at his recommendations, which are based on his direct evaluation of such executives, after receiving input from the peers of such executives and others, if necessary. These recommendations are considered by the Compensation Committee, along with other relevant data, in determining the total compensation for such executives.

The Compensation Committee has in the past directly engaged, and may in the future engage, compensation consultants familiar with our industry to advise the Compensation Committee regarding certain compensation issues. The assignments of the consultants are determined by the Compensation Committee, although management may have input into these assignments. No compensation consultants were engaged during the years ended June 30, 2012, 2013 or 2014.

Nominating and Corporate Governance Committee. During the year ended June 30, 2014, the members of the Nominating and Corporate Governance Committee were Lorenzo Lamadrid, Denis Slavich and Harry Rubin, with Mr. Lamadrid serving as Chairman. All of the members of the Nominating and Corporate Governance Committee were and are independent within the meaning of Rule 5605 of the NASDAQ Listing Rules. The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board which is available under “Corporate Governance” at the “Investors” section of our website at www.synthesisenergy.com. The Nominating and Corporate Governance Committee met four times during the year ended June 30, 2014.

The primary purpose of the Nominating and Corporate Governance Committee is to provide oversight on the broad range of matters surrounding the composition and operation of the Board. These matters include identifying individuals qualified to become Board members, recommending to the Board director nominees, and recommending to the Board a set of corporate governance principles applicable to us.

Director Nominations Process. Nominating functions are handled by the Nominating and Corporate Governance Committee pursuant to its charter. Our Bylaws also contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board at our annual meeting of stockholders. Historically, we have not had a formal policy concerning stockholder recommendation to the Nominating and Corporate Governance Committee (or its predecessors), other than the provisions contained in our Bylaws. To date, we have not received any recommendations from stockholders requesting that the Nominating and Corporate Governance Committee (or any predecessor) consider a candidate for inclusion among the Nominating and Corporate Governance Committee’s slate of nominees in our proxy statement, and therefore we believe that, other than the provisions contained in our Bylaws, no formal policy concerning stockholder recommendations is needed. There are no differences in the criteria used by the Nominating and Corporate Governance Committee when evaluating nominations made by our stockholders.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers the following factors:

•	the appropriate size of the Board;
•	our needs with respect to the particular talents and experience of our directors;
•	the knowledge, skills and experience of nominees, including experience in technology, business, finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;
•	familiarity with our business and industry;
•	experience with accounting rules and practices; and
•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

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The goal of the Nominating and Corporate Governance Committee is to assemble a Board that brings us a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating and Corporate Governance Committee may also consider such other factors as it deems to be in the best interests of us and our stockholders. The Nominating and Corporate Governance Committee does, however, believe it appropriate that a majority of the members of the Board meet the definition of “independent director” under the rules of The NASDAQ Stock Market, as is required under such rules. The Nominating and Corporate Governance Committee also believes it appropriate for certain key members of our management to participate as members of the Board. Although not part of any formal policy, our goal is a balanced and diverse Board, with members whose skills, backgrounds and experiences are complementary and, together, cover the spectrum of areas that impact our business. As part of this evaluation and to further our commitment to diversity, the Nominating and Corporate Governance Committee assesses whether the nominees, as a group, collectively represent a diversity of views, backgrounds, and experiences that will enhance the Board’s and our effectiveness.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Nominating and Corporate Governance Committee and the Board are polled for suggestions as to individuals meeting such criteria. Research may also be performed to identify qualified individuals. In the past, we have also engaged third parties and search firms to identify or evaluate or assist in identifying potential nominees.

Our Bylaws provide that nominations for the election of directors may be made by any stockholder entitled to vote in the election of directors. However, a stockholder may nominate a person for election as a director at a meeting only if written notice of such stockholder’s intent to make such nomination has been given as described under “Other Information – Stockholder Proposal Information” in this proxy statement. Pursuant to the requirements of our Bylaws, each notice must set forth: (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and (b) as to the stockholder giving the notice, among other things, (i) the name and address, as they appear on our books, of such stockholder and (ii) the class and number of our shares that are beneficially owned by such stockholder and that are owned of record by such stockholder. There have not been any material changes to the procedures by which stockholders may recommend nominees to the Board since the Annual Meeting of Stockholders for the year ended June 30, 2013.

Code of Ethics. We have adopted a Code of Business and Ethical Conduct that applies to all of our employees, as well as each member of our Board. The Code of Business and Ethical Conduct is available under “Corporate Governance” at the “Investors” section of our website at www.synthesisenergy.com. We intend to post amendments to or waivers from the Code of Business and Ethical Conduct (to the extent applicable to our principal executive officer, principal financial officer or principal accounting officer) at this location on our website.

Where to Find Corporate Governance Information

The charters for our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee and our Code of Business and Ethical Conduct are available under “Corporate Governance” at the “Investors” section of our website at www.synthesisenergy.com. Copies of these documents are also available in print form at no charge by sending a request to Roger Ondreko, our Chief Financial Officer, Synthesis Energy Systems, Inc., Three Riverway, Suite 300, Houston, Texas 77056, telephone (713) 579-0600.

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Proposal 2

AMENDMENT TO CERTIFICATE OF INCORPORATION TO AUTHORIZE A CLASS
OF PREFERRED STOCK

General

The Certificate does not currently authorize us to issue preferred stock. The Board has determined that having preferred stock would facilitate corporate financing and our other plans which are intended to foster our growth and flexibility. As such, the Board has approved, subject to stockholder approval, an amendment to the Certificate to authorize a class of preferred stock, consisting of 20,000,000 authorized shares. If approved, the preferred stock could be issued by the Board without further stockholder approval, in one or more series, and with such dividend rates and rights, liquidation preferences, voting rights, conversion rights, rights and terms of redemption and other rights, preferences, and privileges as determined by the Board. The Board believes that the complexity of modern business financing and possible future transactions require greater flexibility in our capital structure than currently exists.

The Board will be permitted to issue preferred stock from time to time for any proper corporate purpose, including acquisitions of other businesses or properties and the raising of additional capital. Shares of preferred stock could be issued publicly or privately, in one or more series that could rank senior to our common stock with respect to dividends and liquidation rights. There are no present plans, understandings or agreements for, and we are not engaged in any negotiations that will involve, the issuance of preferred stock.

Even though not intended by the Board, the possible overall effect of the existence of preferred stock on the holders of our common stock may include the dilution of their ownership interests, the continuation of our current management, prevention of mergers with or business combinations by us and the discouragement of possible tender offers for shares of our common stock.

Upon conversion of convertible preferred stock into shares of our common stock, the voting power and percentage ownership of holders of our common stock before such conversion would be diluted, and such issuances could have an adverse effect on the market price of our common stock. Additionally, the issuance of shares of preferred stock with certain rights, preferences and privileges senior to those held by our common stockholders could diminish their rights to receive dividends, if declared by the Board, and to receive payments upon our liquidation.

If shares of preferred stock are issued, approval by holders of such shares, voting as a separate class, could be required prior to certain mergers with or business combinations by us. These factors could discourage attempts to purchase control of us even if such change in control may be beneficial to the holders of our common stock. Moreover, the issuance of preferred stock having general voting rights together with the common stock to persons friendly to the Board could make it more difficult to remove incumbent management and directors from office, even if such changes would be favorable to stockholders generally.

If shares of preferred stock are issued with conversion rights, our attractiveness to a potential tender offeror may be diminished. The purchase of the additional shares of common stock or preferred stock necessary to gain control of us may increase the cost to a potential tender offeror and prevent the tender offer from being made, even though such offer may have been desirable to many of the holders of our common stock.

The ability of the Board, without any additional stockholder approval, to issue shares of preferred stock with such rights, preferences, privileges and restrictions as determined by the Board could be employed as an anti-takeover device. The amendment is not presently intended for that purpose and is not proposed in response to any specific takeover threat known to the Board. Furthermore, this proposal is not part of any plan by the Board to adopt anti-takeover devices, and the Board currently has no present intention of proposing anti-takeover measures in the near future. In addition, any such issuance of preferred stock in the takeover context would be subject to compliance by the Board with applicable principles of fiduciary duty.

The Board believes that the financial flexibility offered by the preferred stock outweighs any of its disadvantages. To the extent the proposal may have anti-takeover effects, the proposal may encourage persons seeking to acquire us to negotiate directly with the Board, enabling the Board to consider the proposed transaction in a non-disruptive atmosphere and to discharge effectively its obligation to act on the proposed transaction in a manner that best serves all the stockholders’ interests. It is also the Board’s view that the existence of preferred stock should not discourage anyone from proposing a merger or other transaction at a price reflective of our true value and which is in the interests of its stockholders.

A copy of the amendment is attached to this proxy as Appendix A. This amendment to the Certificate is being submitted for your approval pursuant to the General Corporation Law of the State of Delaware (the “DGCL”) and SEC rules.

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No Appraisal Rights

Under the DGCL, our stockholders are not entitled to appraisal rights with respect to the authorization of a class of preferred stock.

Vote Required

The approval of this amendment to the Certificate requires the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting. For the approval of this amendment to the Certificate, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting. If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the effect of a vote “AGAINST” this amendment. If you hold your shares through a broker, bank, trustee or other nominee and you do not instruct them on how to vote on this proposal, your broker or other nominee will not have authority to vote your shares and such non-vote will have the effect of a vote “AGAINST” this amendment.

Board Recommendation

The Board recommends a vote “FOR” the amendment to the Certificate to authorize a class of preferred stock.

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Proposal 3

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL YEAR ENDING JUNE 30, 2015

General

In January 2013, UHY LLP, a U.S. based accounting firm (“UHY”), became our independent registered public accountants. The Audit Committee, in its capacity as a committee of the Board, selected UHY to audit our financial statements for the fiscal year ending June 30, 2015. On December 1, 2014, UHY informed us that effective on that date, its Texas practice had been acquired by BDO USA, LLP (“BDO”). As a result of this transaction, UHY resigned as our independent registered public accounting firm for the fiscal year ending June 30, 2015. Effective December 4, 2014, we engaged BDO as our independent registered public accounting firm for our fiscal year ended June 30, 2015. The decision to engage BDO as our independent registered public accounting firm was approved by the Audit Committee.

Representatives of BDO plan to attend the Annual Meeting and will be available to answer appropriate questions from stockholders. These representatives will be able to make a statement at the Annual Meeting if they wish, although we do not expect them to do so.

Stockholder ratification of the appointment of BDO is not required by the rules of The NASDAQ Stock Market or the SEC or by our Bylaws. However, our Board is submitting the appointment of BDO to you for ratification as a matter of good corporate practice. If our stockholders fail to ratify the appointment, the Audit Committee will review its future selection of our independent registered public accountants. Even if the appointment of BDO is ratified, the Audit Committee may change to different independent registered public accountants if it determines a change may be in the best interest of us and our stockholders.

Change in Accountants

PwC to UHY

Effective January 2, 2013, the Audit Committee approved the release of PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm, and engaged UHY as our independent registered public accounting firm for the fiscal year ended June 30, 2013.

PwC’s audit reports on our consolidated financial statements as of June 30, 2012 and 2011 and for each of the years in the three year period ended June 30, 2012 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended June 30, 2012 and 2011 and the subsequent interim period through January 2, 2013, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement(s) in connection with its reports.

During the year ended June 30, 2011, there was a “reportable event” as defined in Regulation S-K, Item 304(a)(1)(v). We reported the existence of a material weakness in our internal control over financial reporting relating to ensuring that financial reporting risks arising from complex and non-routine transactions were identified timely and that appropriate accounting policies for such transactions were selected and applied, as more fully described in Item 4 of our Quarterly Reports on Form 10-Q for the periods ended September 30, 2010, December 31, 2010 and March 31, 2011. We reported the remediation of this material weakness in Item 9A of our Annual Report on Form 10-K for the year ended June 30, 2011. The Audit Committee and the Board discussed this material weakness with PwC and authorized PwC to respond fully to the inquiries of UHY concerning the material weakness.

PwC was provided a copy of the above disclosures and furnished us with a letter stating that it agrees with the above statements.

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During the fiscal years ended June 30, 2012 and 2011 and the subsequent interim period prior to the engagement of UHY, we did not consult with UHY regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our consolidated financial statements and neither a written report was provided to us or oral advice was provided that UHY concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement as defined in (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions to Item 304 of Regulation S-K or a reportable event as that term is defined in (a)(1)(v) of Item 304 of Regulation S-K.

UHY to BDO

As noted above, the Audit Committee selected UHY to serve as our independent registered public accounting firm for the fiscal year ending June 30, 2015. On December 1, 2014, UHY informed the Company that effective on that date, its Texas practice had been acquired by BDO USA, LLP (“BDO”). As a result of this transaction, UHY resigned as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015.

Effective December 4, 2014, we engaged BDO as our independent registered public accounting firm for our fiscal year ended June 30, 2015. The decision to engage BDO as our independent registered public accounting firm was approved by the Audit Committee.

UHY’s audit reports on our consolidated financial statements as of June 30, 2014 and 2013 and for each of the years in the two year period ended June 30, 2014 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended June 30, 2014 and 2013 and the subsequent interim period through December 1, 2014, there were no disagreements with UHY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of UHY, would have caused UHY to make reference to the subject matter of the disagreement(s) in connection with its reports.

During the years ended June 30, 2014 and 2013 and the subsequent interim period through December 1, 2014, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

UHY was provided a copy of the above disclosures and furnished us with a letter addressed to the SEC stating whether it agrees with the above statements.

During the fiscal years ended June 30, 2014 and 2013 and the subsequent interim period prior to the engagement of BDO, we did not consult with BDO regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our consolidated financial statements and neither a written report was provided to us or oral advice was provided that BDO concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement as defined in (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions to Item 304 of Regulation S-K or a reportable event as that term is defined in (a)(1)(v) of Item 304 of Regulation S-K.

Vote Required

The ratification of BDO as our independent registered public accountants for the fiscal year ending June 30, 2015 requires the affirmative vote of the holders of a majority of the shares represented at the Annual Meeting, in person or by proxy, and entitled to vote. For the ratification of our independent registered public accountants, you may vote ‘‘FOR’’ or ‘‘AGAINST’’ or ‘‘ABSTAIN’’ from voting. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will have no effect on the approval of this proposal.

Board Recommendation

The Board recommends a vote “FOR” the ratification of BDO USA LLP as our independent registered public accountants for the fiscal year ending June 30, 2015.

Report of the Audit Committee

The Audit Committee assists the Board in overseeing (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) the qualifications and independence of the independent registered public accountants and (iv) the performance of our internal auditors (or other personnel responsible for the internal audit function) and independent registered public accountants. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the directors, the independent registered public accountants and our financial management. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accountants for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for us. The independent registered public accountants report directly to the Audit Committee.

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Management is responsible for the preparation, presentation, and integrity of our consolidated financial statements, accounting and financial reporting principles, internal control over financial reporting, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. Management is also responsible for objectively reviewing and evaluating the adequacy, effectiveness, and quality of our system of internal control over financial reporting. Our independent registered public accountants are responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes and the engagement, independence and performance of our independent registered public accountants. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accountants.

The Audit Committee met with our independent registered public accountants and discussed the overall scope and plans for their audit. The Audit Committee also discussed with the independent registered public accountants matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, matters related to the conduct of the audit of our consolidated financial statements and the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

UHY also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and the Audit Committee discussed its independence with the independent registered public accountants. When considering UHY’s independence, the Audit Committee considered the non-audit services provided to us by the independent registered public accountants and concluded that such services are compatible with maintaining the independence of the independent registered public accountants.

The Audit Committee reviewed and discussed our audited consolidated financial statements for the fiscal year ended June 30, 2014 with management and UHY. Based on the Audit Committee’s review of the audited consolidated financial statements and the meetings and discussions with management and the independent registered public accountants and subject to the limitations on the Audit Committee’s role and responsibilities referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended June 30, 2014 filed with the SEC.

Denis Slavich
Harry Rubin
Xu, Ziwang

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INFORMATION REGARDING THE INDEPENDENT REGISTERED PUBLIC
ACCOUNTANT’S FEES, SERVICES AND INDEPENDENCE

Independent Registered Public Accountant Fees

In the years ended June 30, 2014 and June 30, 2013, UHY and our prior audit firms, PwC and KPMG LLP, provided services in the following categories and amounts:

	June 30, 2014		June 30, 2013
Audit Fees	$305,557		$435,786
Audit-Related Fees	45,777	(1)	109,116	(2)
Tax Fees	—		—
All Other Fees	—		—
Total	$351,334	(3)	$544,902	(4)

(1)	The Audit Committee pre-approved 100% of the services rendered in connection with the Audit-Related Fees for the fiscal year ended June 30, 2014.

(2)	The Audit Committee pre-approved 100% of the services rendered in connection with the Audit-Related Fees for the fiscal year ended June 30, 2013.

(3)	Includes $40,000 of audit fees for services rendered by PwC, and $5,777 of audit related fees rendered by KPMG LLP for the year ended June 30, 2014.

(4)	Includes $55,750 and $63,500 of audit fees and audit related fees, respectively, for services rendered by PwC, and $35,816 of audit related fees rendered by KPMG LLP for the year ended June 30, 2013.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accountants

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accountants. These services may include audit services, audit-related services, tax services and other services subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. Alternatively, the engagement of the independent registered public accountants may be entered into pursuant to pre-approval policies and procedures established by the Audit Committee, provided that the policies and procedures are detailed as to the particular services and the Audit Committee is informed of each service. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

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EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table provides information concerning compensation paid or accrued during the fiscal years ended June 30, 2014, 2013 and 2012 to our principal executive officer and our principal financial officer, to whom we sometimes refer together as our “named executive officers.”

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards (1)	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
Robert Rigdon	2014	$240,000	$60,000	$—	$—	$—	$—	$300,000
President and CEO	2013	$270,000	$60,000	$—	$210,000	$—	$—	$540,000
	2012	$300,000	$120,000	$—	$—	$—	$—	$420,000

Kevin Kelly
Chief Accounting	2014	$184,737	$—	$—	$—	$—	$—	$184,737
Officer, Controller	2013	$230,000	$—	$—	$45,440	$—	$—	$275,440
and Secretary (2)	2012	$230,000	$—	$—	$—	$—	$—	$230,000

Charles Costenbader	2014	$166,667	$40,000	$—	$203,104	$—	$—	$409,771
Chief Operating	2013	$—	$—	$—	$—	$—	$—	$—
Officer (3)	2012	$—	$—	$—	$—	$—	$—	$—

Roger Ondreko
Chief Accounting	2014	$26,042	$—	$—	$206,416	$—	$—	$232,458
Officer, Controller	2013	$—	$—	$—	$—	$—	$—	$—
and Secretary (4)	2012	$—	$—	$—	$—	$—	$—	$—

(1)	The amounts in the “Option Awards” column reflect the aggregate grant date fair value of awards pursuant to our 2005 Plan, for the fiscal years ended June 30, 2012, 2013 and 2014, in accordance with ASC 718. Assumptions used in the calculation of these amounts are included in “Note 11—Stock-Based Compensation” to our audited financial statements for the fiscal year ended June 30, 2014 included in our Annual Report on Form 10-K for the year ended June 30, 2014. However, as required, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.
(2)	Mr. Kelly resigned as our Chief Accounting Officer, Controller and Secretary effective April 18, 2014.
(3)	Effective September 3, 2013, Charles Costenbader was hired as our Chief Financial Officer and became our principal financial officer. Mr. Costenbader became our Chief Operating Officer effective August 22, 2014.
(4)	Effective May 26, 2014, Roger Ondreko was hired as our Chief Accounting Officer, Controller and Secretary and became our principal accounting officer. Mr. Ondreko became our Chief Financial Officer effective August 22, 2014, and remains our principal accounting officer.

Compensation Summary

Compensation Philosophy and Objectives

Our philosophy in establishing executive compensation policies and practices is to align each element of compensation with our short-term and long-term strategic objectives, while providing competitive compensation that enables us to attract and retain top-quality executive talent.

The primary objectives of our compensation policies and practices for our named executive officers for the fiscal years ended June 30, 2014 and June 30, 2015 are to:

•	Attract, retain, motivate and reward highly qualified and competent executives who have extensive industry experience through a mix of base salary, cash incentives and long-term equity incentives that recognize individual and company performance; and

•	Provide incentives to increase and maximize stockholder value by emphasizing equity-based compensation to more closely align the interests of executives with those of our stockholders.

We have adopted this philosophy because we believe that it is critical to our continued success and the achievement of our short-term and long-term goals and objectives as a company for our stockholders.

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Administration

Our executive compensation program is administered by the Compensation Committee in accordance with its charter and other corporate governance requirements of the SEC and The NASDAQ Stock Market.

The Compensation Committee has in the past engaged, and may in the future engage, compensation consultants familiar with our industry to advise the Compensation Committee regarding certain compensation issues. The assignments of the consultants are determined by the Compensation Committee, although management may have input into these assignments.

The Compensation Committee determines the total compensation (including the nature and amount of each element of the compensation) of Mr. Rigdon, as our President and Chief Executive Officer. Mr. Rigdon plays a key role in determining executive compensation for the other officers. Mr. Rigdon attends the meetings of the Compensation Committee regarding executive compensation and discusses his recommendations with the Compensation Committee, including his evaluation of the performance of the other named executive officers in arriving at his recommendations, which are based on his direct evaluation of such executives, after receiving input from the peers of such executives and others, if necessary. These recommendations are considered by the Compensation Committee, along with other relevant data, in determining the total compensation program for such executives.

Compensation Program

Based on and consistent with the philosophy and objectives stated above, our current executive compensation program and its historical programs and practices consist of the following elements:

•	Base salary;
•	Cash incentive awards;
•	Long-term equity incentive awards;
•	Post-employment benefits; and
•	Benefits and perquisites.

We have chosen these elements to remain competitive in attracting and retaining executive talent and to provide strong incentives for consistent high performance with current and potential financial rewards. The compensation packages of the named executive officers are intended to be evenly balanced among the various elements. The goal of this policy was and continues to be to attract and retain the executives to ensure our long term success. We also provide employee benefits such as health, dental and life insurance at no cost to the named executive officers pursuant to plans that are generally available to our employees. We think our mix of compensation instills in our executives the importance of achieving our short-term and long-term business goals and objectives and thereby increasing stockholder value.

Consistent with our total executive compensation philosophy set forth above, in setting executive compensation the Compensation Committee considers the total compensation payable to a named executive officer and each form of compensation. The Compensation Committee seeks to achieve a balance between immediate cash rewards for the achievement of company-wide objectives and individual objectives, and long-term incentives that vest over time and that are designed to align the interests of our named executive officers with those of our stockholders.

Additional details regarding each element of our executive compensation program are as follows:

Base Salaries. The base salary range for the named executive officers was established by the Compensation Committee. Base salary is viewed as a less significant element of compensation than long-term equity, so the levels are less than those of peer companies. The Compensation Committee approves all increases in base salary for our named executive officers in advance. The Compensation Committee reviews salaries of executive officers at periodic intervals and awards increases, if appropriate. In assessing the amount and timing of salary adjustments, if any, the Compensation Committee considers changes in functions and responsibilities, if any, competitive salaries and peer comparisons, and relative employment positions. The Compensation Committee may also consider elements of individual performance in future salary adjustments, but to this point, has not done so. Base salaries for all named executive officers for the fiscal years ended June 30, 2012, 2013 and 2014, as applicable, are shown in the “Salary” column of the Summary Compensation Table below.

Cash Incentive Compensation. The named executive officers are each eligible for consideration for cash incentive compensation awards under the terms of their employment agreements as described under “—Employment Agreements” below, within the discretion of the Compensation Committee, which is common among the peer group noted above. The awards are intended to link cash incentive compensation to achievement of our short-term business objectives and stockholders’ interests as a whole and would be based on objective performance measures, thresholds and goals. In an effort to conserve our cash resources, during fiscal 2013 and fiscal 2014, no thresholds or goals were established and no performance-based incentive bonuses were paid to the named executive officers, other than a $40,000 bonus paid to Charles Costenbader in August 2014 for services performed during the year ended June 30, 2014.

Long-Term Equity Incentive Compensation. The Compensation Committee provides stock or equity incentives and rewards to executive officers in order to link the executive’s long term interests to those of our stockholders and to encourage stock ownership by executives as a means of aligning the executives’ long term interests with those of our stockholders. The analysis of awards by the Compensation Committee is based upon an overall review of the performance of us and our management and the Compensation Committee’s assessment of the appropriate level of long-term equity incentive compensation. The Compensation Committee does not follow a specific process or necessarily consider objective or the same factors when making its overall review of our performance.

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The 2005 Plan is maintained with the objectives of (i) attracting and retaining selected key employees, consultants and outside directors; (ii) encouraging their commitment; (iii) motivating superior performance; (iv) facilitating attainment of ownership interests in us; (v) aligning personal interests with those of our stockholders; and (vi) enabling grantees to share in our long-term growth and success.

The Compensation Committee exercises its discretion in determining the mix between and among awards of incentive stock options, non-qualified stock options and restricted stock. To date, the only incentive awards granted to the named executive officers by the Compensation Committee have been stock options. The exercise price of stock options is based on the fair market value of a share of our common stock on the date of grant, which, under the 2005 Plan, is the closing sales price on that date of a share of our common stock as reported on The NASDAQ Stock Market.

Currently, with limited exceptions, stock options granted under the 2005 Plan vest ratably on the first, second, third and fourth anniversaries of the grant date so that the options are fully vested after four years. We have also granted options on occasion which were fully vested when granted and granted options which vest in four quarterly installments over twelve months or vest in twelve monthly installments over a year. Stock option grants are available for exercise for ten years from the date of grant. Since stock options are priced at fair market value on the date of grant, the options will only have value to the grantee if the market price of our common stock increases after the grant of the option.

Post-Employment Benefits. We have entered into employment agreements with our executive officers which provide for the payment of severance and other post-termination benefits depending on the nature of the termination, including, in some cases, severance payments in the event of a termination following a “change in control.” The Compensation Committee believes that the terms and conditions of these agreements are reasonable and assist us in retaining the executive talent needed to achieve our objectives. In particular, the agreements, in the event of a “change in control,” help executives focus their attention on the performance of their duties in the best interests of the stockholders without being concerned about the consequences to them of a change in control and help promote continuity of senior management. Information regarding the specific payments that are applicable to each termination event, as well as the effect on unvested equity awards, is provided under the heading “—Potential Payments Upon Termination or Change of Control” below.

Benefits and Executive Perquisites. As our executives and employees, the named executive officers are eligible to participate in the health, dental, short-term disability and long-term disability insurance plans and programs provided to all company employees. Named executive officers are also eligible to participate in our 401(k) plan, which is generally available to all of our employees.

Employment Agreements

On April 8, 2011, we entered into an Amended and Restated Employment Agreement with Mr. Rigdon, which replaced his employment agreement dated March 14, 2008, as amended on March 31, 2009. The employment agreement has a term of three years, with automatic renewal for successive one year periods unless either we or Mr. Rigdon elects not to renew. He is entitled to receive an annual base salary of up to $300,000 and a bonus of $120,000 payable in two equal installments within 10 days of January 1 and July 1 of a given year. He may also receive an outperformance bonus annually as may be awarded in the sole discretion of the Compensation Committee. Mr. Rigdon’s salary is subject to increase in the discretion of the Board. In connection with the execution of the employment agreement, Mr. Rigdon also received a grant of options to acquire 400,000 shares of our common stock vesting in four equal annual installments with the first vesting occurring on the date of the employment agreement. The employment agreement prohibits Mr. Rigdon from competing with us during his employment and for a period of twelve months thereafter and is also prohibited from soliciting our employees for a period of twelve months after the termination of the employment agreement. Mr. Rigdon is also subject to confidentiality and non-disparagement obligations for a period of five years after cessation of his employment with us. On February 27, 2013, we and Mr. Rigdon entered into a letter agreement whereby Mr. Rigdon elected to reduce his total compensation from $420,000 to $210,000, or a reduction of $210,000, for the twelve month period from March 1, 2013 through February 28, 2014. In exchange for such election, he received a grant of a non-qualified stock option exercisable for 246,538 shares of the common stock of the Company which vest in equal monthly installments over twelve months. Effective August 22, 2014, we and Mr. Rigdon entered into a letter agreement whereby Mr. Rigdon is entitled to the following: (i) a one-time cash bonus of $100,000 if we achieve positive EBITDA as of the end of any fiscal quarter; provided, however, in no event will the amount of such bonus exceed 20% of the amount of positive EBITDA in such fiscal quarter (ii) after achievement of the aforementioned bonus and if we achieve positive EBITDA in any subsequent fiscal quarter, a one-time bonus award equal to $100,000 for each such quarter, for up to a maximum of four quarters, or an aggregate of $400,000. Each such bonus shall be granted in the form of a grant of restricted stock and up to $30,000 as a cash bonus; provided, however, in no event will the cash bonus portion exceed 50% of the positive EBITDA for such quarter and (iii) a grant of options to acquire 200,000 shares of our common stock, which option shall vest in eight quarterly installments, with the first installment vesting on the date of grant and the next installment vesting on September 30, 2014 and then vesting quarterly thereafter. The exercise price for this new option grant is $1.28 per share. The number of shares issued pursuant to this restricted stock grant shall be calculated by dividing (x) the dollar amount which represents the percentage of the bonus amount attributed to the restricted stock grant by (y) the volume weighted-average price of our common stock over the thirty business day period commencing on the last day of the fiscal quarter in question. The restricted stock grant shall be 100% vested on the date of grant. The cash portion of the bonus shall be paid in a lump sum on the date of the award of the restricted stock grant. Unvested and unpaid portions of the awards and bonuses described above are subject to forfeiture in the event of a termination by us of Mr. Rigdon for cause or a voluntary termination by Mr. Rigdon without good reason, as such terms are defined in his employment agreement. Payments under the agreement to Mr. Rigdon in connection with his termination or a change of control are described below under “–Potential Payments Upon Termination or Change of Control.”

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Our agreement with Mr. Kelly became effective October 16, 2008 and had a term of two years, with automatic renewal for two additional one year periods unless either we or Mr. Kelly elects not to renew. He currently receives an annual base salary of up to $230,000 and bonuses as may be awarded from time to time based on criteria established by our chief executive officer, including a performance bonus targeted at 50% of his base salary. The employment agreement prohibited Mr. Kelly from competing with us during his employment and for a period of eighteen months thereafter if he was terminated by us, if he resigned without good reason or if either he or we elected not to renew the agreement past its initial term. Mr. Kelly was also subject to a confidentiality obligation for a period of five years after cessation of his employment with us.

Effective April 18, 2014, Mr. Kelly’s employment agreement was terminated in connection with his resignation, subject to the continued enforcement of the provisions relating to non-competition, non-solicitation and confidentiality.

Effective September 3, 2013, we entered into an employment letter with Charles Costenbader as our Chief Financial Officer. Mr. Costenbader’s employment is terminable by either us or Mr. Costenbader at any time, with or without notice. Mr. Costenbader is entitled to receive annual base compensation of $300,000, $200,000 of which is paid in cash and $100,000 of which is in the form of annual stock option grants vesting over twelve months on terms specified in the employment letter. Mr. Costenbader is also eligible for an annual performance bonus as may be awarded in the sole discretion of the Compensation Committee. Mr. Costenbader’s base compensation is subject to increase in the discretion of the Board. The letter prohibits Mr. Costenbader from competing with us during his employment and for a period of twenty four months thereafter and is also prohibited from soliciting our employees for a period of twenty four months after the termination of his employment. Mr. Costenbader is also subject to confidentiality and non-disparagement obligations. Payments under the agreement to Mr. Costenbader in connection with his termination or a change of control are described below under “–Potential Payments Upon Termination or Change of Control.”

Effective May 26, 2014, we entered into an employment letter with Roger Ondreko as our newly hired Chief Accounting Officer, Controller and Secretary. Mr. Ondreko’s employment is terminable by either us or Mr. Ondreko at any time, upon 30 days written notice. Mr. Ondreko is entitled to receive annual base compensation of $250,000. Mr. Ondreko is also eligible for an annual performance bonus as may be awarded in the sole discretion of the Compensation Committee. Mr. Ondreko’s base compensation is subject to increase in the discretion of the Board. The letter prohibits Mr. Ondreko from competing with us during his employment and for a period of twenty four months thereafter and is also prohibited from soliciting our employees for a period of twenty four months after the termination of his employment. Mr. Ondreko is also subject to confidentiality and non-disparagement obligations. Effective August 22, 2014, the Board appointed Mr. Ondreko as our Chief Financial Officer, and in connection therewith, Mr. Ondreko’s salary was increased by $50,000 to $300,000. Payments under the agreement to Mr. Ondreko in connection with his termination or a change of control are described below under “–Potential Payments Upon Termination or Change of Control.”

Potential Payments upon Termination or Change of Control

Pursuant to the terms of Mr. Rigdon’s employment agreement, upon a termination without cause (including non-renewal of his employment agreement by us), a voluntary termination for good reason or a termination for any reason (other than by us for cause) within 60 days of a change of control (as defined in his employment agreement), Mr. Rigdon is entitled to receive (i) a severance payment of up to twelve months of base salary (such payments shall cease once he secures new employment), (ii) payment of any bonus earned and not yet paid, and (iii) reimbursement of his COBRA premiums through the earlier of (a) twelve months after termination or (b) until he is eligible to participate in the health insurance plan of another employer. In addition, all unvested options shall automatically vest as of the termination date.

Pursuant to the terms of Mr. Costenbader’s employment letter, upon (a) a termination without cause (as defined in the letter), (b) a voluntary termination for good reason (as defined in the letter) or (c) a termination for any reason, other than us for cause, within 60 days of a change of control (as defined in the letter), and provided that he executes a release, Mr. Costenbader is entitled to receive (i) a severance payment of up to six months of base salary (such payments shall cease once he secures new employment), (ii) continued health benefits through the earlier of (x) twelve months after his termination or (y) until he is eligible to participate in the health insurance plan of another employer (provided such benefits are substantially similar to what Mr. Costenbader received from us) and (iii) payment of any other salary or bonus that he would have been otherwise entitled to receive under the letter as of the date of the termination. In addition, all unvested options shall automatically vest as of the termination date.

Pursuant to the terms of Mr. Ondreko’s employment, upon (a) a termination without cause (as defined in the letter), (b) a voluntary termination for good reason (as defined in the letter) or (c) a termination for any reason, other than us for cause, within 60 days of a change of control (as defined in the letter), and provided that he executes a release, Mr. Ondreko is entitled to receive (i) a severance payment of up to six months of base salary (such payments shall cease once he secures new employment), (ii) continued health benefits through the earlier of (x) twelve months after his termination or (y) until he is eligible to participate in the health insurance plan of another employer (provided such benefits are substantially similar to what Mr. Ondreko received from us) and (iii) payment of any other salary or bonus that he would have been otherwise entitled to receive under the letter as of the date of the termination. In addition, all unvested options shall automatically vest as of the termination date.

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Upon a voluntary termination without good reason, termination for cause, death or disability, Messrs. Rigdon, Costenbader and Ondreko would not be entitled to receive benefits from us except that in the case of the death or disability of any of Messrs. Rigdon, Costenbader and Ondreko, all unvested options shall automatically vest as of the termination date.

The following tables further describe the potential payments upon termination or a change in control for Messrs. Rigdon, Costenbader and Ondreko:

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Robert Rigdon

Chief Executive Officer and President

Executive Benefits and Payments Upon Termination (1)	Voluntary Termination ($)	Voluntary Termination for Good Reason ($)	For Cause Termination ($)	Involuntary Not for Cause Termination (2) ($)	Death or Disability ($)	After a Change in Control (3) ($)
Compensation
Severance (4)	—	300,000	—	300,000	—	300,000
Performance bonus (5)	—	120,000	—	120,000	—	—
Stock Options (Unvested and Accelerated) (6)	—	—	—	—	—	—

Benefits and Perquisites
Health and Welfare Benefits Continuation (7)	—	7,857	—	7,857	—	7,857
Tax Gross-up	—	—	—	—	—	—

Total	—	427,857	—	427,857	—	307,857

Charles Costenbader

Chief Financial Officer/
Chief Operating Officer (8)

Executive Benefits and Payments Upon Termination (1)	Voluntary Termination ($)	Voluntary Termination for Good Reason ($)	For Cause Termination ($)	Involuntary Not for Cause Termination (2) ($)	Death or Disability ($)	After a Change in Control (3) ($)
Compensation
Severance (4)	—	150,000	—	150,000	—	—
Annual Cash Incentive (5)	—	—	—	—	—	—
Stock Options (Unvested and Accelerated) (6)	—	—	—	—	—	—
Benefits and Perquisites
Health and Welfare Benefits Continuation (7)	—	—	—	22,039	—	22,039
Tax Gross-up	—	—	—	—	—	—

Total	—	150,000	—	172,039	—	22,039

Roger Ondreko

Chief Accounting Officer/

Chief Financial Officer (9)

Executive Benefits and Payments Upon Termination (1)	Voluntary Termination ($)	Voluntary Termination for Good Reason ($)	For Cause Termination ($)	Involuntary Not for Cause Termination (2) ($)	Death or Disability ($)	After a Change in Control (3) ($)
Compensation
Severance (4)	—	150,000	—	150,000	—	—
Annual Cash Incentive (5)	—	—	—	—	—	—
Stock Options (Unvested and Accelerated) (6)	—	—	—	—	—	—
Benefits and Perquisites
Health and Welfare Benefits Continuation (7)	—	—	—	10,272	—	10,272
Tax Gross-up	—	—	—	—	—	—

Total	—	150,000	—	160,272	—	10,272

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(1)	For purposes of this analysis, we assumed that the effective date of termination is June 30, 2014 and that the executive’s compensation is as follows: Mr. Rigdon’s base salary is equal to $300,000 and his performance bonus is equal to 40% of base salary; and Mr. Costenbader’s base compensation is equal to $300,000; and Mr. Ondreko’s base compensation is equal to $300,000. We have also assumed no performance bonus for either Mr. Costenbader or Mr. Ondreko due to the fact that the payment of such bonus is solely within the discretion of the Compensation Committee and that there were no non-contractual performance bonuses paid during fiscal 2014 other than a $40,000 bonus paid to Mr. Costenbader in August 2015 for services performed during fiscal 2014.
(2)	Non-renewal of Mr. Rigdon’s agreement by us is considered an involuntary not for cause termination for purposes of his employment agreement.
(3)	“After a Change in Control” means a termination for any reason (other than by us for cause) within 60 days of a change in control.
(4)	Under “Voluntary Termination for Good Reason,” “Involuntary Not for Cause Termination” and “After a Change in Control,” severance under the agreements of Messrs. Costenbader and Ondreko is six months of base salary unless sooner hired by another employer, and severance under Mr. Rigdon’s agreement is one year of base salary as in effect at the time of termination unless sooner hired by another employer.
(5)	The bonus amounts included under “Voluntary Termination for Good Reason,” “Involuntary Not for Cause Termination” and “After a Change in Control” are based on the maximum bonus that each executive could receive upon termination under their employment agreement for such reasons. The amounts of performance bonuses payable under the employment agreements are in the discretion of the Board and/or the Compensation Committee.
(6)	Pursuant to the terms of their employment agreements, under “Voluntary Termination for Good Reason,” “Involuntary Not for Cause Termination” or “After a Change in Control”, the vesting of all outstanding stock options will be accelerated and all stock options shall be 100% vested on the date of termination of employment or on the effective date of the “change in control,” as applicable.
(7)	Health and Welfare Benefits Continuation is calculated as 12 months of reimbursement of COBRA premiums under “Involuntary Not for Cause Termination,” “Voluntary Termination for Good Reason” and “After a Change in Control.” Such benefits payable will cease prior to the end of 12 months if the executive is eligible to participate in the health insurance plan of another employer.
(8)	Mr. Costenbader was hired as our Chief Financial Officer effective September 3, 2013 and became our Chief Operating Officer effective August 22, 2014.
(9)	Mr. Ondreko was hired as our Chief Accounting Officer, Controller and Secretary effective May 26, 2014 and became our Chief Financial Officer effective August 22, 2014.

Outstanding Equity Awards for Year Ended June 30, 2014

The following table shows the number of shares covered by exercisable and unexercisable options held by our named executive officers on June 30, 2014. Each of the awards in the table was made under the 2005 Plan.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)		(g)	(h)	(i)	(j)
Robert Rigdon (1)	43,750	—	—	0.43	02/10/19		—	—	—	—
	43,750	—	—	0.66	03/31/19		—	—	—	—
	37,500	—	—	0.43	02/10/19		—	—	—	—
	100,000	—	—	0.66	03/31/19		—	—	—	—
	200,000	—	—	3.25	04/08/21		—	—	—	—
	246,538	—	—	1.10	02/27/23		—	—	—	—

Kevin Kelly (2)	75,000	—	—	0.66	07/18/15		—	—	—	—
	25,000	—	—	1.40	07/18/15		—	—	—	—

Charles Costenbader	143,678	28,736	—	0.75	09/03/23	(3)	—	—	—	—
	50,000	150,000	—	0.75	09/03/23	(4)	—	—	—	—

Roger Ondreko	50,000	—	—	1.55	05/29/24	(5)	—	—	—	—
	—	150,000	—	1.55	05/29/24	(6)	—	—	—	—

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(1)	In August 2014, Mr. Rigdon also received an option exercisable for 200,000 shares of common stock at an exercise price of $1.28. The option vests in eight equal installments, with the first installment vesting on the date of grant and the next installment vesting on September 30, 2014 and then vesting quarterly thereafter.
(2)	Mr. Kelly resigned as our Chief Accounting Officer, Controller and Secretary effective April 18, 2014.
(3)	This options vested as to 1/12 on September 30, 2013 and as to 1/12 on the last day of each of the next 11 months.
(4)	This option vested as to 25% on the date of grant and as to 25% on each of September 3, 2014, 2015 and 2016.
(5)	This option was 100% vested on the date of grant.
(6)	This option vests in three equal installments on each of May 29, 2015, 2016 and 2017.

Director Compensation

Mr. Rubin, Mr. Slavich and Mr. Xu receive a quarterly cash payment of $1,500 as reimbursement for expenses incurred in connection with their service as independent directors serving on Committees of the Board. In February 2014, the Board approved compensation for calendar year 2014 for our directors. Non-executive directors who served as chair of a Board committee received an annual grant of stock options with an aggregate value of $110,000 and all other non-executive directors received an annual grant of stock options with an aggregate value of $100,000, in each case based on a fair market valuation and the exercise price in the grant, while non-independent, executive directors received no compensation for their service on the Board. The options vest as to 25% of the shares on each of March 31, June 30, September 30 and December 31 of 2014. The exercise price was determined based on the closing price on the date of the grant.

Mr. Lamadrid has a consulting agreement with us as described below. Mr. Bunnell served as a director through the annual meeting of stockholders for the year ended June 30, 2013, which was held on May 29, 2014. He also served as our Chief Commercial Officer until his voluntary resignation in June 2014.

The following table summarizes the annual compensation for our non-employee directors during the year ended June 30, 2014.

Name (a)	Fees Earned or Paid in Cash (b)	Stock Awards (1) (2) (c)	Option Awards (1) (3) (d)	Non-Equity Incentive Plan Compensation (e)	Nonqualified Deferred Compensation Earnings (f)	All Other Compensation (g)		Total (h)

Lorenzo Lamadrid	$—	—	$110,000	—	—	$60,000	(4)	$170,000
Donald Bunnell (5)	$—	—	—	—	—	$116,250	(4)	$116,250
Denis Slavich	$6,000	—	$110,000	—	—			$116,000
Harry Rubin	$6,000	—	$110,000	—	—			$116,000
Xu, Ziwang	$6,000	—	$100,000	—	—			$106,000
Gao, Feng	$—	—	$100,000	—	—	—		$100,000
Yang, Guang	$—	—	$100,000	—	—	—		$100,000

(1)	The amounts in the “Stock Awards” and “Option Awards” column reflect the aggregate grant date fair value for the fiscal year ended June 30, 2014, in accordance with ASC 718. Assumptions used in the calculation of these amounts are included in “Note 11—Stock-Based Compensation” to our audited financial statements for the fiscal year ended June 30, 2014 included in our Annual Report on Form 10-K for the year then ended. However, as required, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.
(2)	As of June 30, 2014, Messrs. Lamadrid, Slavich, Rubin, and Xu each had outstanding restricted stock awards for 36,667 shares of common stock.
(3)	As of June 30, 2014, Messrs. Lamadrid, Slavich, Rubin, Xu, Gao and Yang had outstanding options exercisable for a total of 615,176, 715,176, 690,176, 393,518, 155,278 and 155,278 shares of common stock, respectively.
(4)	Represents compensation paid to Messrs. Lamadrid and Bunnell pursuant to their consulting agreement and service agreement as described below.
(5)	Mr. Bunnell did not stand for re-election at the Annual Meeting of Stockholders for the year ended June 30, 2013 and as a result, his service on the Board ceased on May 29, 2014.

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Charles Brown was appointed to the Board in July 2014 and as a result, received no compensation for his service on the Board during the year ended June 30, 2014. In August 2014, he received an option to acquire 76,025 shares of common stock, which award vests in four quarterly installments beginning on September 30, 2014.

Mr. Lamadrid has a consulting agreement with us for his service as Chairman of our Board. The agreement was initially for a four-year term effective August 1, 2006 and was extended for an additional three years in August 2010. In April 2014, the agreement was extended through December 2014 and then to be automatically renewed for successive one year terms on each anniversary unless written notice of non-renewal is delivered by us at least 30 days before the end of the term. Mr. Lamadrid receives an annual consulting fee of $60,000 and reimbursement for reasonable expenses incurred in the performance of his services. The Compensation Committee also evaluates Mr. Lamadrid’s consulting fee on an annual basis and determines if any changes are warranted.

On July 16, 2013, we entered into an employment letter with Mr. Bunnell to serve as Chief Commercial Officer, and he will focus on developing and closing new and existing commercialization partnership opportunities to address key business verticals through technology licensing, equipment sales and engineering services. Mr. Bunnell’s employment is terminable by either us or Mr. Bunnell at any time, with or without notice. Mr. Bunnell was entitled to receive an annual base salary of up to $180,000 and performance bonuses as may be awarded in the sole discretion of the Compensation Committee. Mr. Bunnell’s salary was subject to increase in the discretion of the Board. The letter prohibits Mr. Bunnell from competing with us during his employment and for a period of twelve months thereafter and he is also prohibited from soliciting our employees for a period of twelve months after the termination of his employment. Mr. Bunnell is also subject to confidentiality and non-disparagement obligations. Mr. Bunnell’s agreement was terminated in June 2014 in connection with his voluntary resignation.

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OTHER INFORMATION

Principal Stockholders

The following table sets forth information with respect to the beneficial ownership of our common stock as of March 31, 2015, by:

•	each person who is known by us to beneficially own 5% or more of the outstanding class of our capital stock;

•	each member of the Board;

•	each of our executive officers; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. To our knowledge, each of the holders of capital stock listed below has sole voting and investment power as to the capital stock owned unless otherwise noted.

Name and Address of Beneficial Owner	Numbers of Shares of Common Stock Beneficially Owned	% of Common Stock Outstanding (1)
Hongye International Investment Group Co., Ltd. (2)
Haibowan District Wuhai City Inner Mongolia Autonomous Region Area People’s Republic of China	6,175,093	8.4%
Shanghai Zhongmo Investment Management Co., Ltd. (3)
Unit 11, Room 2402 1188 Tangshan Road Shanghai 200082 People’s Republic of China	4,177,335	5.7%

Lorenzo Lamadrid (4)	3,945,310	5.3%
Harry Rubin (5)	903,510	1.2%
Denis Slavich (6)	878,510	1.2%
Xu, Ziwang (7)	518,064	*
Gao, Feng (2), (11)	6,368,250	8.7%
Yang, Guang (11)	193,157	*
Robert Rigdon (8)	856,858	1.2%
Kevin Kelly (9)	102,500	*
Charles Costenbader (10)	272,414	*
Charles Brown (12)	107,018	*
Roger Ondreko (13)	50,000	*

Executive Officers and Directors as a group (11 persons)	14,195,591	18.2%

*	Less than 1%
(1)	Based on 73,300,304 shares outstanding as of March 31, 2015.
(2)	Mr. Gao is the Chairman and President of Hongye and has sole voting and disposition control over these shares.
(3)	Mr. Zhao, Bing has sole voting and disposition control over these shares.
(4)	Includes 711,843 shares of common stock issuable upon the exercise of options which are currently exercisable or exercisable within 60 days.
(5)	Includes 786,843 shares of common stock issuable upon the exercise of options which are currently exercisable or exercisable within 60 days.
(6)	Includes 811,843 shares of common stock issuable upon the exercise of options which are currently exercisable or exercisable within 60 days.
(7)	Includes 481,397 shares of common stock issuable upon the exercise of options which are currently exercisable or exercisable within 60 days.
(8)	Includes 804,858 shares of common stock issuable upon the exercise of options which are currently exercisable or exercisable within 60 days.
(9)	Includes 100,000 shares of common stock issuable upon the exercise of options which are currently exercisable or exercisable within 60 days. Mr. Kelly resigned as our Chief Accounting Officer, Controller and Secretary effective April 18, 2014.

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(10)	Includes 272,414 shares of common stock issuable upon the exercise of options which are currently exercisable or exercisable within 60 days. Mr. Costenbader was hired as our Chief Financial Officer effective September 3, 2013 and became our Chief Operating Officer effective August 22, 2014.
(11)	Includes 193,157 shares of common stock issuable upon the exercise of options which are currently exercisable or exercisable within 60 days.
(12)	Includes 107,018 shares of common stock issuable upon the exercise of options which are currently exercisable or exercisable within 60 days. Mr. Brown was appointed to the Board in July 2014.

(13)	Includes 50,000 shares of common stock issuable upon the exercise of options which are currently exercisable or exercisable within 60 days. Mr. Ondreko was hired as our Chief Accounting Officer in May 2014 and became our Chief Financial Officer effective August 22, 2014.

Executive Officers and Key Employees

All of our executive officers and key employees are listed in the following table, and certain information concerning these officers and key employees, except for Mr. Rigdon, who is also a member of the Board, follows the table:

Name	Age	Position
Robert Rigdon	56	President, Chief Executive Officer and Director
Charles Costenbader	54	Chief Operating Officer
Roger Ondreko	50	Chief Financial Officer
Francis Lau	68	Senior Vice President and Chief Technology Officer
Dr. John Winter	60	Senior Vice President, Engineering and Project Operations
DeLome Fair	52	President of SES Technologies, LLC

Charles Costenbader. Mr. Costenbader joined us as our Chief Financial Officer in September 2013 and became our Chief Operating Officer as of August 2014. Mr. Costenbader has 25 years of experience in energy-related finance. In his most recent position with Tangent Energy Solutions, Inc., he was responsible for project financing activities regarding power generation projects and hedging structures for environmental credits and power. Previously, Mr. Costenbader was with Macquarie Bank Limited in the power and natural gas commodities division in Houston from 2007 to 2011 and 2004 to 2006. He sourced and structured energy asset opportunities for investment and commodity risk management services. Additionally, Mr. Costenbader has previous chief financial officer experience with Galveston Bay Biodiesel, L.P. From 1989 to 1998, he served as vice-president in the Structured Finance Group of GE Capital where he was responsible for underwriting and managing investments in the energy, natural gas storage, methanol refinery, and pulverized coal sectors. Mr. Costenbader graduated from Lafayette College in Easton, Pennsylvania with a BS degree in mechanical engineering, received an MBA in finance and operations management from Columbia University and has a professional engineer license. He serves on the board of directors of Coalview Ltd.

Roger Ondreko. Mr. Ondreko joined us as our Chief Accounting Officer, Controller and Secretary in May 2014 and became our Chief Financial Officer as of August 2014. He is a finance and accounting executive with more than 25 years’ experience in the energy sector. Prior to joining us, he most recently served as Senior Vice President, Head of Midstream Structured Finance, of Macquarie Energy since 2009. During his tenure at Macquarie Energy, Mr. Ondreko was responsible for significant fundraising and structured financial transactions. Previously, he was Vice President, energy finance and accounting, at Constellation Energy Group, and Senior Vice President, accounting and finance, of El Paso Corporation, where he supervised the Transaction Structuring Group. A registered Texas CPA, Mr. Ondreko holds a B.S. in Business Administration & Accounting from Ohio State University.

Francis Lau. Mr. Lau joined us in September 2008 as Senior Vice President and Chief Technology Officer. From January 2006 until joining us, he was Vice President of Gasification at GreatPoint Energy, in Cambridge, Massachusetts in charge of technology development. From 1970 until joining GreatPoint, Mr. Lau was the Executive Director of Gasification and Gas Processing Center at the Gas Technology Institute (“GTI”) in Des Plaines, Illinois. At GTI, he led research, development, demonstration, and deployment programs aimed at clean and efficient conversion of coal, biomass, and other feedstocks to electricity, hydrogen, and clean liquid fuels. Mr. Lau received a B.Sc. degree in Chemical Engineering from the University of Wisconsin, Madison, and M.Sc. in Chemical Engineering from Northwestern University, Evanston, Illinois.

Dr. John Winter. Dr. Winter joined us in November 2010 as Senior Vice President, Engineering and Project Operations. He is responsible for our engineering and equipment sourcing activities and projects in the implementation phase outside of China and he provides worldwide technology development support. Dr. Winter has over 30 years of experience in the petrochemical industry, including more than 15 years of gasification technology research, engineering design, technical services, and gasification plant operations. Dr. Winter has held senior positions at Range Fuels, Evergreen Energy, GE Energy, Texaco/ChevronTexaco, Worldwide Power and Gasification, Allied Plastics and Dow Chemical. Dr. Winter holds a B.S. and M.S. in Chemical Engineering from the University of Alabama and a PhD in Chemical Engineering from the University of Houston.

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DeLome Fair. Ms. Fair was appointed President of SES Technologies, LLC, our wholly owned subsidiary that is responsible for all technology-related orders, licensing, proprietary equipment supply and technical services globally, in March 2015. She began her tenure with us in December 2014, serving as Senior Vice President, Gasification Technology, and her 25-year gasification career spans leadership positions with GE Energy and Chevron/Texaco. Prior to joining us, Ms. Fair led GE Energy’s global team of 135 engineers in the U.S., India and China, as General Manager, Gasification & Process Systems Technology. In that post, she was responsible for engineering to GE’s global gasification business, including business development support, execution of customer orders, new product development, services, and project management. Previously, Ms. Fair’s expertise in gasification and IGCC technology led to her appointment as GE’s Chief Consulting Engineer for gasification. Her career has also included serving as Product Line Leader, Licensing Manager, and Technology Manager for gasification in both GE and Chevron/Texaco. Ms. Fair received her M.S. and B.S. in Chemical Engineering from the University of Kansas.

Securities Authorized For Issuance Under Equity Compensation Plans

The following table sets forth information regarding our existing equity compensation plans as of June 30, 2014.

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	7,702,550	(2)	$1.07	2,021,708	(2)
Equity compensation plans not approved by security holders	6,616,667	(3)	$1.88	—
Total as of June 30, 2014	14,319,217		$1.44	2,021,708

(1)	Consists of the Plan.

(2)	Of the total 12,000,000 shares under the Plan, options to acquire 7,702,550 shares of common stock were outstanding at June 30, 2014 and 152,468 shares of restricted stock had been granted under the Plan.

(3)	As of June 30, 2014, warrants to acquire up to 1,950,000 shares of our common stock were outstanding to consulting firms (Crystal Vision Energy Limited and Market Development Consulting Group, Inc.).

Certain Relationships and Related Party Transactions

Lorenzo Lamadrid, the Chairman of the Board, has a consulting agreement with us, as disclosed under “Executive and Director Compensation—Director Compensation.”

The Audit Committee is required to approve all related party transactions regardless of the dollar amount. In assessing a related party transaction, the Audit Committee considers such factors as it deems appropriate including, without limitation, (i) the benefits to us of the transaction; (ii) the commercial reasonableness of the terms of the related party transaction; (iii) the materiality of the related party transaction to us; (iv) the extent of the related party’s interest in the related party transaction; and (v) the actual or apparent conflict of interest of the related party participating in the related party transaction.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our equity securities, to file initial reports of ownership and reports of changes in ownership of our common stock with the SEC and to furnish us a copy of each filed report.

To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended June 30, 2014, our officers, directors and greater than 10% beneficial owners timely filed all required Section 16(a) reports.

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Stockholder Proposal Information

If you want to present a proposal from the floor at the 2015 Annual Meeting of Stockholders or nominate a person for election to the Board at such meeting, you must give us written notice no later than the close of business on March 3, 2016 and no earlier than the opening of business on February 2, 2016, and follow the procedures outlined in our Bylaws. If the date of the 2015 Annual Meeting of Stockholders is more or less than 45 days from June 1, 2016, the one year anniversary of the Annual Meeting, your notice of a proposal will be timely if we receive it no earlier than the opening of business on the 120th day before the actual date of such meeting and no later than the later of (i) the close of business on the 90th day before the actual date of such meeting and (ii) the close of business on the tenth day following the date on which a written statement setting forth the date of such meeting was mailed to the stockholders or the date on which it is first disclosed to the public. In addition, in the event the number of directors to be elected at the 2015 Annual Meeting of Stockholders is greater than the number of directors whose terms expire at that meeting, and there is no public announcement by us naming all of the nominees for the additional directors to be elected or specifying the size of the increased Board before the close of business on March 3, 2016, a stockholder’s notice shall be considered timely, but only with respect to nominees for the additional directorships created by such increase that are to be filled by election at such annual meeting, if it shall be received at our principal executive offices not later than the close of business on the 10th day following the date on which such public announcement was first made by us.

If we do not receive notice of your proposal within this time frame, our management will use its discretionary authority to vote the shares it represents as the Board may recommend. You may request a copy of the provisions of the Bylaws governing the requirements for notice at the below address.

If instead of presenting your proposal or nominee at the meeting you want your proposal to be considered for inclusion in next year’s proxy statement, you must submit the proposal so that it is received by March 3, 2016 and it must set forth the specific information required by Rule 14a-8 or Rule 14a-18, as applicable, of Regulation 14A of the Exchange Act. If the date of the Annual Meeting of Stockholders for the fiscal year ending June 30, 2015 is more than 30 days from June 1, 2016, the one year anniversary date of the Annual Meeting, a notice will be timely if we receive it a reasonable time before we begin to print and send our proxy materials for such meeting.

In each case, your notice should be sent in writing to Roger Ondreko, our Chief Financial Officer, at Synthesis Energy Systems, Inc., Three Riverway, Suite 300, Houston, Texas 77056.

Other Matters

We have included a copy of our Annual Report on Form 10-K for the fiscal year ended June 30, 2014 with this proxy statement, which includes our audited consolidated financial statements for the year then ended. We will bear the cost of soliciting proxies in the accompanying form. In addition to solicitation by mail, our officers, directors and regular employees may solicit your proxy by telephone, by facsimile transmission or in person, for which they will not be compensated.

We file annual, quarterly, current and special reports, proxy statements, and other information with the SEC. Our SEC filings are available to the public over the Internet at the SEC’s website at www.sec.gov and on our website at www.synthesisenergy.com. You may also read and copy any document we file with the SEC at its public reference facilities at 100 F Street, N.E., Washington, D.C. 20549.

You may also request copies of any of our filings by writing or telephoning us at our principal executive office: Roger Ondreko, our Chief Financial Officer, Synthesis Energy Systems, Inc., Three Riverway, Suite 300, Houston, Texas 77056, telephone (713) 579-0600.

By Order of the Board of Directors,

/s/ Robert Rigdon

Robert Rigdon
President and Chief Executive Officer
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APPENDIX A

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
SYNTHESIS ENERGY SYSTEMS, INC.

Pursuant to the provisions of Section 242 of the Delaware General Corporation Law, as amended (the “DGCL”), SYNTHESIS ENERGY SYSTEMS, INC., a Delaware corporation (the “Corporation”), hereby certifies as follows:

ARTICLE ONE

The name of the Corporation is SYNTHESIS ENERGY SYSTEMS, INC.

ARTICLE TWO

This amendment to the Corporation’s Certificate of Incorporation (the “Certificate of Incorporation”) was duly adopted in accordance with Section 242 of the DGCL by the board of directors on March 31, 2015 and by the stockholders of the Corporation at a meeting of the stockholders held on June 1, 2015.

ARTICLE THREE

Article V of the Certificate of Incorporation is deleted and replaced in its entirety as follows:

“ARTICLE V

(a)	The total number of shares of stock of all classes which the Corporation shall have authority to issue is 220,000,000 shares consisting of (i) 200,000,000 shares of common stock, par value $.01 per share (the “Common Stock”), and (ii) 20,000,000 shares of preferred stock, par value $.01 per share (the “Preferred Stock”).

(b)	Each holder of Common Stock shall be entitled to one vote for each share of Common Stock held of record by such holder on the record date for such vote. Except as otherwise required by the Delaware Law and subject to the rights of any holder of issued and outstanding shares of Preferred Stock, the holders of Common Stock shall possess all voting power, and holders of shares of Preferred Stock shall not be entitled to receive notice of any meeting of stockholders at which they are not entitled to vote. Subject to any preferential rights of any class or series of Preferred Stock outstanding from time to time, (i) when, as and if dividends or distributions are declared on outstanding shares of Common Stock, whether payable in cash, securities of the Corporation or other property, each holder of record of Common Stock on the record date for any such dividend or distribution shall be entitled to share ratably in such dividend or distribution in proportion to the number of shares of Common Stock held by such holder on the record date for such dividend or distribution and (ii) upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, each holder of outstanding shares of Common Stock shall be entitled to share ratably in the assets of the Corporation to be distributed among the holders of Common Stock in proportion to the number of shares of Common Stock held by such holder.

(c)	(i) Preferred Stock may be issued from time to time either as a class without series or as a class having one or more series. All shares of Preferred Stock, if issued as a class without series, or all shares of Preferred Stock of any one series, if issued in series, shall be identical to each other in all respects and shall entitle the holders thereof to the same rights and privileges, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon, if cumulative, shall be cumulative.

(ii) The board of directors is hereby expressly vested with the authority to adopt a resolution or resolutions providing for the issuance of authorized but unissued shares of Preferred Stock and to fix in any such resolution or resolutions the designations, rights, voting rights, and relative, participating, optional or other special rights, if any, of such class or series of Preferred Stock and the qualifications, limitations or restrictions of any such class or series of Preferred Stock (a “Preferred Stock Resolution”). The authority of the board of directors to issue Preferred Stock shall include, without limitation, the power and authority to determine and establish by a Preferred Stock Resolution the following:

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(1) Voting rights, if any, including, without limitation, the authority to confer multiple votes per share, voting rights as to specified matters or issues or, subject to the provisions of this Certificate of Incorporation, voting rights to be exercised either together with the holders of Common Stock as a single class, or independently as a separate class;

(2) The rate per annum and the times at and conditions upon which the holders of shares of such class or series shall be entitled to receive dividends, the conditions and dates upon which such dividends shall be payable and whether such dividends shall be cumulative or noncumulative, and, if cumulative, the terms upon which such dividends shall be cumulative;

(3) Redemption, repurchase, retirement and sinking fund rights, preferences and limitations, if any, the amount payable on shares of such class or series in the event of such redemption, repurchase or retirement, the terms and conditions of any sinking fund, the manner of creating such fund or funds and whether any of the foregoing shall be cumulative or noncumulative;

(4) The rights to which the holders of the shares of such class or series shall be entitled upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

(5) The terms, if any, upon which the shares of such class or series shall be convertible into or exchangeable for shares of stock of any other class or classes or of any other series of the same or any other class or classes, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

(6) The conditions or restrictions upon the creation of indebtedness of the Corporation or upon the issuance of additional Preferred Stock or other stock ranking on a parity therewith, or senior thereto, with respect to dividends or distribution of assets upon liquidation; and

(7) The conditions or restrictions with respect to the issuance of, payment of dividends upon, or the making of other distributions to, or the acquisition or redemption of, shares ranking junior to the Preferred Stock or to any series thereof with respect to dividends or distribution of assets upon liquidation.

(iii) Except as otherwise provided in a Preferred Stock Resolution, the number of shares constituting a series of Preferred Stock may be increased (but not above the total number of authorized shares of the class) or decreased (but not below the number of shares thereof then outstanding) to the fullest extent permitted by Delaware Law by like action of the board of directors.

(iv) Shares of any series of any Preferred Stock that have been redeemed (whether through the operation of a sinking fund or otherwise), purchased by the Corporation, or which, if convertible or exchangeable, have been converted into, or exchanged for, shares of stock of any other class or classes or any evidences of indebtedness shall resume the status which they had before being designated as part of a class of Preferred Stock and may be redesignated and reissued, all subject to the conditions or restrictions on issuance set forth in the Preferred Stock Resolution relating to any class or series of Preferred Stock and to any filing required by law.”

IN WITNESS WHEREOF, the undersigned, being the duly authorized President & Chief Executive Officer of the Corporation, for the purpose of amending the Certificate of Incorporation of the Corporation pursuant to Section 242 of the DGCL, does make and file this Certificate of Amendment this 1st day of June, 2015.

SYNTHESIS ENERGY SYSTEMS, INC.

By:	/s/ Robert Rigdon
Robert Rigdon, President & Chief Executive Officer

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ANNUAL MEETING OF STOCKHOLDERS OF

SYNTHESIS ENERGY SYSTEMS, INC.

June 1, 2015

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/15351

↓ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ↓

20830030000000000000 1 060115

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL DIRECTORS AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors: To elect eight directors.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Lorenzo Lamadrid
- ○ Robert Rigdon
- ○ Denis Slavich
- ○ Harry Rubin
- ○ Xu, Ziwang
- ○ Gao, Feng
- ○ Yang, Guang
- ○ Charles M. Brown

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.